Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2020	Dec. 31, 2019
Income Taxes

Note 10 — Income Taxes

The income tax provision consists of the following:

		For the period from
		June 26,
	For The Year	2018 (inception)
	Ended	through
	December 31, 2019	December 31, 2018
Current
Federal	$1,079,282	$214,655
State	—	—
Deferred
Federal	129,196	37,594
State	—	—
Valuation allowance	(129,196)	(37,594)
Income tax provision	$1,079,282	$214,655

The Company’s net deferred tax assets are as follows:

	December 31,
	2019	2018
Deferred tax assets:
StartUp/Organization Costs	$166,790	$37,594
Total deferred tax assets	166,790	37,594
Valuation allowance	(166,790)	(37,594)
Deferred tax asset, net of allowance	$—	$—

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax assets, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, Management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the year ended December 31, 2019 and for the period from June 26, 2018 (inception) through December 31, 2018, the valuation allowance was approximately $167,000 and $38,000, respectively.

A reconciliation of the statutory federal income tax rate (benefit) to the Company’s effective tax rate is as follows:

	December 31,
	2019	2018
Statutory Federal income tax rate	21.0%	21.0%
Meals & entertainment	(0.0)%	0.0%
Change in fair value of warrant liabilities	(28.4)%	(16.9)%
Change in Valuation Allowance	(1.0)%	0.9%
Income Taxes Provision (Benefit)	(8.4)%	5.0%

VELODYNE LIDAR, INC AND SUBSIDIARIES
Income Taxes

Note 12. Income Taxes

Income (loss) before income taxes consisted of the followings (in thousands):

	Year Ended December 31,
	2017	2018	2019
Domestic	$24,970	$(56,631)	$(68,645)
Foreign	601	959	736
Income (loss) before income taxes	$25,571	$(55,672)	$(67,909)

Provision for (benefit from) income taxes consisted of the following (in thousands):

	Year Ended December 31,
	2017	2018	2019
Current:
Federal	$7,192	$8	$958
State	1,428	507	(130)
Foreign	168	268	430
Total Current	8,788	783	1,258
Deferred:
Federal	1,690	3,805	(1,942)
State	(668)	2,040	1
Foreign	—	—	—
Total Deferred	1,022	5,845	(1,941)
Provision for (benefit from) income taxes	$9,810	$6,628	$(683)

On December 22, 2017, the Tax Cuts and Jobs Act (P.L. 115-97) was enacted (Tax Act). Among other changes is a permanent reduction in the federal corporate income tax rate from 35% to 21% effective January 1, 2018. As a result of the reduction in the corporate income tax rate, the Company revalued its net deferred tax assets as of December 31, 2017 which resulted in a reduction in the value of the Company’s net deferred tax assets of approximately $1.9 million.

On December 22, 2017, the SEC issued Staff Accounting Bulletin 118 (SAB 118), which provides guidance on accounting for tax effects of the Tax Act. SAB 118’s measurement period which closed on December 22, 2018, one year from the Tax Act’s enactment. In accordance with SAB 118, the Company took a provisional amount of bonus tax depreciation following the provisions under the Tax Act. Upon finalization, the provisional adjustment was deemed immaterial. The Tax Act provides for a one-time “deemed repatriation” of accumulated foreign earnings for 2017. The Company paid $0.1 million of U.S. federal cash taxes on the deemed repatriation tax in one installment for 2017.

The Tax Act includes certain anti-deferral and anti-abuse erosion provisions, including a new minimum tax on global intangible low-taxed income (GILTI) and base erosion and anti-abuse tax (BEAT). The Tax Act subjects the Company to current tax on GILTI of its controlled foreign corporations. At December 31, 2018, the Company recognized $0.2 million of tax related to GILTI inclusions reducing the deferred tax assets, which will be fully offset by the change in valuation allowance. GILTI is treated as a period cost using the current method. There is no tax expense impact related to GILTI inclusion. The BEAT, limits the ability of multinational corporations with gross receipts of more than $500 million (averaged over the prior three years) to shift profits from the United States by making deductible payments to their affiliates in low-tax countries. In 2018 and 2019, the Company’s gross receipts were less than the reporting threshold.

The provision for (benefit from) income taxes differ from the amounts computed by applying the U.S. federal income tax rate to income (loss) before income taxes for the following reasons:

	Year Ended December 31,
	2017	2018	2019
U.S. federal provision at statutory rate	35.0%	21.0%	21.0%
State income taxes, net of federal benefit	4.3	7.4	1.3
Foreign income taxes at rates other than the U.S. rate	(0.2)	(0.1)	(0.4)
Tax credits	(6.0)	4.5	5.2
Permanent items	0.8	(0.7)	(0.2)
Domestic manufacturing deduction	(2.3)	—	—
Uncertain tax benefits	(3.8)	(0.5)	(0.2)
2017 Tax Cuts and Job Act impact	6.9	—	—
Prior year return to provision adjustments	3.7	0.2	(0.1)
Change in valuation allowance	—	(43.2)	(25.7)
Other	—	(0.5)	0.1
Effective tax rate	38.4%	(11.9)%	1.0%

The Company’s effective tax rates differ from the federal statutory rate primarily due to state taxes, research and development credits, valuation allowance, and other permanent adjustments.

The Company’s deferred income tax assets and liabilities as of December 31, 2018 and 2019 were as follows (in thousands):

	December 31,
	2018	2019
Deferred tax assets:
Net operating loss carryforward	$15,365	$27,325
Tax credits	2,522	5,099
Deferred revenue	2,633	4,601
Accruals and reserves	2,820	4,336
Inventories	2,992	2,176
Stock-based compensation	119	129
Other	61	52
Total deferred tax assets	26,512	43,718
Deferred tax liabilities:
Depreciation and amortization	(2,475)	(1,820)
Prepaids	—	(427)
Total deferred tax liabilities	(2,475)	(2,247)
Net deferred tax assets before valuation allowance	24,037	41,471
Valuation allowance	(24,037)	(41,473)
Net deferred tax assets (liabilities)	$—	$(2)

Income taxes are accounted for using an asset-and-liability approach. Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and operating loss and tax credit carryforwards measured by applying currently enacted tax laws. If applicable, a valuation allowance is provided to reduce net deferred tax assets to an amount that is more likely than not to be realized. Further, the Company establishes liabilities or reduces assets for uncertain tax positions when it believes certain tax positions are not more likely than not of being sustained if challenged. Revaluation of tax positions considers factors such as changes in facts or circumstances, changes in or interpretations of tax law, effectively settled issues under audit or expiration of statute of limitation, and new audit activity.

The Company assesses the realizability of deferred tax assets based on the available evidence, including a history of taxable income and estimates of future taxable income. In assessing the realizability of deferred tax assets, The Company considers whether it is more likely than not that all or some portion of deferred tax assets will not be realized. Due to the losses the Company generated in the current year, and the projected losses in the future, the Company believes it is not more likely than not that all of the deferred tax assets can be realized. Accordingly, the Company established and recorded a full valuation allowance on its net deferred tax assets of $24.0 million as of December 31, 2018 and a net valuation allowance on its deferred tax assets of $41.5 million as of December 31, 2019.

Utilization of the net operating loss and tax credit carryforwards may be subject to a substantial annual limitation due to the “ownership change” limitations provided by Section 382 and 383 of the Internal Revenue Code of 1986, as amended, and other similar state provisions. Any annual limitation may result in the expiration of net operating loss and tax credit carryforwards before utilization.

Furthermore, under the Tax Act, although the treatment of tax losses generated in taxable years ending before December 31, 2017 has generally not changed, tax losses generated in taxable years beginning after December 31, 2017 may be utilized to offset no more than 80% of taxable income annually. This change may require us to pay federal income taxes in future years despite generating a loss for federal income tax purposes in the current and prior years.

As of December 31, 2019, the Company had $107.4 million of U.S. federal and $73.4 million of state net operating loss carryforwards available to reduce future taxable income, which will be carried forward indefinitely for U.S. federal tax purposes and will expire beginning in 2028 through 2038 for state tax purposes.

The Company also has federal and California research and development tax credit carryforwards of $2.8 million and $3.9 million, respectively. The federal research credit carryforwards will expire in 2038 and California research credits can be carried forward indefinitely. The Company also has federal foreign tax credit carryforwards of $1.0 million that will expire in 2029.

The Company accrues for uncertain tax positions identified, which are not deemed more likely than not to be sustained if challenged, and recognizes interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. The Company accrued immaterial interest on uncertain tax benefits associated with unrecognized tax benefits, and had immaterial cumulative interest and penalties as of December 31, 2018 and 2019.

The Company does not expect that the total amounts of unrecognized tax benefits will significantly increase or decrease within 12 months of the reporting date. The following table summarizes the aggregate changes in the total gross amount of unrecognized tax benefits (in thousands):

	Year Ended December 31,
	2017	2018	2019
Unrecognized tax benefits as of the beginning of the year	$1,884	$1,763	$2,824
Increases related to prior year tax provisions	44	78	308
Decrease related to prior year tax provisions	(968)	(216)	—
Increase related to current year tax provisions	803	1,199	1,282
Statue lapse	—	—	(226)
Unrecognized tax benefits as of the end of the year	$1,763	$2,824	$4,188

The unrecognized tax benefits, if recognized, would impact the income tax provision by $1.3 million, $1.6 million, and $1.3 million as of December 31, 2017, 2018 and 2019, respectively. The remaining unrecognized tax benefits would not impact the income tax provision as there would be an offset by the reversal of related deferred tax assets subject to a full valuation allowance.

As of December 31, 2019, the Company does not believe that its estimates, as otherwise provided for, on such tax positions will significantly increase or decrease within the next twelve months. The Company has elected to include interest and penalties as a component of income tax expense. The amounts were not material for 2017, 2018 and 2019.

The Company’s major tax jurisdictions are the United States and California and the earliest years open for examination are for 2016 and 2015 tax years, respectively.

The quarterly income tax provision reflects an estimate of the corresponding year’s annual effective tax rate and includes, when applicable, adjustments for discrete items. The tax provision for the periods presented primarily relates to income taxes of non-U.S. operations as the U.S. operations were in a loss position and the Company maintains a full valuation allowance against its U.S. deferred tax assets.

For the six months ended June 30, 2020 (unaudited), the Company recorded an income tax benefit of $6.7 million primarily related to the release of a valuation allowance associated with carrying back a portion of the Company’s 2019 net operating losses to 2017 that is allowed by the Coronavirus Aid, Relief, and Economic Security (CARES) Act. The CARES Act was enacted in March 2020 and provides emergency assistance and health care response for businesses affected by the 2020 coronavirus pandemic. The CARES Act includes tax reform that is applicable to the Company, most significantly relating to net operating losses. In April 2020, the Company filed a claim to carryback a portion of its 2019 net operating losses to 2017 and received a tax refund in May 2020 (unaudited).